Investor Presentation July 2015 OceanFirst Financial Corp. Exhibit 99.1

OceanFirst
Financial Corp.
Forward
Looking
Statements:
This
presentation
contains
certain
forward-looking
statements
within
the
meaning
of
the
Private
Securities
Reform
Act
of
1995
which
are
based
on
certain
assumptions
and
describe
future
plans,
strategies
and
expectations
of
the
Company.
These
forward-looking
statements
are
generally
identified
by
use
of
the
words
"believe,"
"expect,"
"intend,"
"anticipate,"
"estimate,"
"project,"
"will,"
"should,"
"may,"
"view,"
"opportunity,"
"potential,"
or
similar
expressions
or
expressions
of
confidence.
The
Company's
ability
to
predict
results
or
the
actual
effect
of
future
plans
or
strategies
is
inherently
uncertain.
Factors
which
could
have
a
material
adverse
effect
on
the
operations
of
the
Company
and
its
subsidiaries
include,
but
are
not
limited
to,
changes
in
interest
rates,
general
economic
conditions,
levels
of
unemployment
in
the
Bank’s
lending
area,
real
estate
market
values
in
the
Bank’s
lending
area,
future
natural
disasters
and
increases
to
flood
insurance
premiums,
the
level
of
prepayments
on
loans
and
mortgage-backed
securities,
legislative/
regulatory
changes,
monetary
and
fiscal
policies
of
the
U.S.
Government
including
policies
of
the
U.S.
Treasury
and
the
Board
of
Governors
of
the
Federal
Reserve
System,
the
quality
or
composition
of
the
loan
or
investment
portfolios,
demand
for
loan
products,
deposit
flows,
competition,
demand
for
financial
services
in
the
Company's
market
area
and
accounting
principles
and
guidelines.
These
risks
and
uncertainties
are
further
discussed
in
the
Company’s
Annual
Report
on
Form
10-K
for
the
year
ended
December
31,
2014
and
subsequent
securities
filings
and
should
be
considered
in
evaluating
forward-
looking
statements
and
undue
reliance
should
not
be
placed
on
such
statements.
The
Company
does
not
undertake,
and
specifically
disclaims
any
obligation,
to
publicly
release
the
result
of
any
revisions
which
may
be
made
to
any
forward-looking
statements
to
reflect
events
or
circumstances
after
the
date
of
such
statements
or
to
reflect
the
occurrence
of
anticipated
or
unanticipated
events.

1902
1985
1996
1999
2000
1997-2007
2009
2011-2015
2014
2015

OCEANFIRST

OceanFirst
Milestones
–
113 Years of Growth
3
Established
Trust
and
Asset Management
Founded,
Point Pleasant,
NJ
Established
Commercial
Lending
Rebuilt Capital
To 9.5%
Through
Secondary
Stock Offering
IPO
To
Mutual
Depositors
Repurchased
62%
Of
Original IPO shares
OceanFirst
Foundation
Passes
$25 million
In
Cumulative Grants
Branch Expansion
Into
Middlesex County
Branch Expansion
Into
Monmouth County
Resumed
Share
Repurchases –
Current Authorization:
358,458 Shares
Created OceanFirst
Foundation
Colonial American
Bank
Acquired*
Open LPO
In Mercer
County
To Serve
The Broader Central
Jersey
Market
* Closing scheduled for July 31, 2015

New York
Middlesex
Mercer
Monmouth
Ocean
Philadelphia
Headquarters
Retail Offices
Colonial Retail Branches
Regional Commercial Loan Center
Wealth Management Office
Electronic Services Locations

OCEANFIRST

Serving Central New Jersey Market
•
Community Bank serving the
Central Jersey market -
$2.4 billion
in assets and 24 branch offices
(25
th
branch opening in third quarter
2015)
•
Targeting growth opportunities in
Monmouth, Mercer and Middlesex
Counties
•
Market Cap $306 million
30 million people, or approximately
10% of the total U.S. population,
reside within a 2-hour drive*
*Includes New York –
Newark NY-NJ-PA-CT CSA and
Philadelphia –
Reading –
Camden CSA.

Experienced Leadership
Name
Position
# of Years
at OCFC
# of Years
In Banking
Previous
Experience
Christopher D. Maher
President, Chief Executive Officer
2
27
Patriot National
Bancorp; Dime
Community Bancshares
Michael J. Fitzpatrick
Executive Vice President, Chief Financial Officer
23
34
KPMG
Joseph R. Iantosca
Executive Vice President, Chief Administrative Officer
11
37
BISYS Banking
Solutions; Newtrend
LLC;
Brooklyn Federal
Savings
Joseph J. Lebel
III
Executive Vice President, Chief Lending Officer
9
31
Wachovia Bank N.A.;
First Fidelity
•
Substantial insider ownership of 27.3% –
aligned with shareholders’ interests
OceanFirst
Bank ESOP 10.0%
Directors & Senior Executive Officers 10.6% (Chairman 5.9%)
Director and Proxy Officer Stock Ownership Guidelines
OceanFirst
Foundation 6.7%
As of March 10, 2015 proxy date.

Deep Bench of Experienced Executives
Name
Position
# of Years
at OCFC
# of Years
In Banking
Previous
Experience
Craig C. Spengeman
Executive Vice President, Director of Wealth Management
1
38
PGB Trust and
Investments
(Division of
Peapack-Gladstone
Bank)
Margaret Lanning
First Senior Vice President, Chief Credit Officer
-
36
Wells Fargo Bank,
N.A.;
Wachovia Bank
Steven J. Tsimbinos
First Senior Vice President, General Counsel
5
21
Thacher
Proffit
&
Wood; Lowenstein
Sandler PC
Gary S. Hett
Senior Vice President, Director of Human Resources
3
42
Patriot National
Bancorp;
Dime Community
Bancshares
Gayle S. Hoffman
Senior Vice President, Internal Audit Director
1
17
Rumson-Fair Haven
Bank & Trust;
First State Bank;
KPMG
David R. Howard
Senior Vice President, Chief Risk Officer
2
25
Guggenheim
Partners;
Financial Guaranty
Insurance Company

Our Strategy
•
Currently positioned as the leading Community Bank in Central New Jersey
•
Expanding into Monmouth, Mercer and Middlesex Counties
Developing the franchise
Growing revenue
Creating additional value for shareholders
•
Strategically focused on revenue growth in commercial lending, wealth management, and bankcard services
Guarding
credit
quality
in
ALL
business
cycles
Growing diversified streams of non-interest income to decrease reliance on Net Interest Margin (NIM)
•
Creating attractive profile to encourage roll-up opportunities presented by local community banks lacking the scale or desire to remain independent

Significant Primary Market Deposit Share
Competing Favorably Against Banking Behemoths
# of
Dep. In Mkt.
Mkt. Shr.
Rank
Institution
Branches
($000)
(%)
Ocean County, NJ
1
TD Bank, National Association (Canada)
22
2,541,705
17.45
2
Hudson
City
Bancorp
Inc.
(NJ)
(1)
14
2,212,695
15.19
3
Wells Fargo Bank NA (CA)
26
2,203,005
15.13
4
OceanFirst
Financial Corp. (NJ)
19
1,480,885
10.17
5
Banco
Santander S.A. (Spain)
21
1,368,640
9.40
6
Bank of America Corp. (NC)
17
1,267,176
8.70
Total For Institutions In Market
188
14,563,013
(1)
Pending acquisition by M&T Bank (NY)
Source:  FDIC Summary of Deposits, June 30, 2014

Strategic Deposit Composition Transition
0%
20%
40%
60%
80%
100%
Dec 1996
Dec 2009
Jun 2015
Time Deposits
Time Deposits
MMDA & Savings
MMDA & Savings
MMDA & Savings
Interest Checking
Interest Checking
Interest
Checking
Non-Interest
Checking
Non-
Interest
Checking
WAR 0.05%
WAR 1.40%
Time
Deposits*
*Time deposits duration of 19 months
WAR 0.09%
Total Cost
of
Deposits
0.22%

88% Transaction Deposits

$400
$375
$350
$325
$300
$275
$250
$225
$200
Balances (millions)
7,300
7,200
7,100
7,000
6,900
6,800
6,700
6,600
6,500
6,400
6,300
6,200
6,100
6,000
# of Accounts
12/31/10
12/31/11
12/31/12
12/31/13
12/31/14
6/30/15
Balances (000s)
Accounts

OCEANFIRST

Strategic Focus on Commercial Lending Drives Business Checking 10

Full Suite of Technology and Delivery Systems
Mobile Banking
Added mobile deposit capture
in 2013 and TouchID
in April
2015.  More than 14,000
depositors use mobile, text or
smart phone apps monthly.
Online Banking & Bill Pay
In 2014, 42% of depositors used
online banking and
an average of
34,000 bills were paid with online
bill pay service each month.
Check Card
Over 6 million transactions
processed in 2014, Rewards
program promotes usage.
ATM & Interactive Teller (ITM)
Invested $900,000 to upgrade
ATM Fleet
to intelligent terminals in 2014; self-service
deposits more than doubled.
First ITM
deployed in 2014 with 5 more to be added
in 2015.
Corporate Cash Management
Added Remote Deposit Capture
(RDC) in 2007.  In 2014, 88 clients
processed over 600,000 checks
using RDC.
Pending Enhancements
•
Apple Watch
•
Apple Pay
•
EMV Check Cards
•
Instant Issue Check Cards
•
Card Valet –
a mobile card
management app

Strategic Loan Composition Transition
0%
20%
40%
60%
80%
100%
Dec 1996
Dec 2009
Jun 2015
Residential R.E.
(57.4%)
Residential R.E.
(89.6%)
Residential R.E.
Investment
CRE
Investment CRE
Investment
CRE
Consumer
& Other
Consumer
& Other
Consumer
& Other
C&I
Owner-
Occupied CRE
Owner-
Occupied CRE
C&I
(1)
(1)
Commercial loan (CRE and C&I) duration of 2.7 years.
(43.9%)

Credit Underwriting Remains Conservative:
Commercial Loan Production 2014 and 2015
(Dollars in thousands)
2014 Total
Commercial
Loan
Originations
First Half
2015 Total
Commercial
Loan
Originations
Total
Portfolio at
June 30, 2015
Amount
$243,858
$121,473
$809,515
Weighted average rate
4.14%
4.13%
4.34%
Weighted average debt service coverage
2.0X
1.96X
2.00X
Weighted average
loan-to-value (CRE only)
56%
64%
55%
Weighted average risk rating
(1)
4.3
4.3
4.5
Deposit contribution
$35,727
$26,464
$198,475
Cash management (% utilizing)
35%
(1)
Risk rating is on a scale from 1 (best) to 9 (worst).  A rating of 4.5 represents an equivalent S&P rating of BBB.

Highlights –
Second Quarter 2015
•
Received required regulatory and stockholder approvals relating to the pending acquisition of
Colonial American Bank.  The transaction is scheduled to close on July 31, 2015.
•
Grew commercial loan portfolio $34.3 million, 17.7% annualized
A new commercial lending team located in Mercer County, New Jersey, began operations in the first quarter
The Bank’s conservative credit culture was further enhanced with addition of a highly experienced Chief
Credit Officer
•
Expanded funding sources to support loan growth
Opened new branch office in Long Branch, NJ at Pier Village
An additional branch in Jackson Township, Ocean County, to open in third quarter
•
Earnings per share of $0.31, 9.3% ROE & 0.86% ROA
Excluding non-recurring merger related expenses, earnings per share was $0.32
Net interest margin relatively stable at 3.23%
Expense discipline led to reductions in operating expenses of 3.0%, as compared to the same prior year quarter
•
Tangible common equity of 9.3% of assets
•
Common stock repurchase plan in place to strategically manage capital levels

Highlights –
Risk Management
Over the past year through June 30, 2015:
•
Interest Rate Risk Management
Extended
$60
million
of
FHLB
advances
into
3
–
5
year
terms
$57 million of retail checking migrated to non-interest bearing
Core deposits
(1)
are 88.1% of total deposits, a significant hedge against a rising rate environment
•
Asset Quality Improvements
Non-performing loans decreased by 49%, or $19.8 million, to $20.9 million at
June 30, 2015
Credit metrics improved as non-performing loans as a percent of total loans receivable decreased to 1.16% from 2.44%, and Allowance for Loan Losses as a percent of total non-performing loans increased to 79.1% from 51.4%
(1)
Core deposits are all deposits except time deposits.

3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
Non- Performing Loans as Percent of Total Loans
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
Net Charge-Offs as Percent of Average Loans
2009
2010
2011
2012
2013
2014
6/30/2015
Residential
Consumer
Commercial Real Estate
Commercial
Net Charge-Offs

OCEANFIRST

Credit Metrics Reflect Conservative Culture
Data as of December 31, unless otherwise indicated.
Net charge-off ratio for 2014 excludes charge-off related to bulk sale of non-performing residential and consumer mortgage loans.  Including this charge-off, the ratio is 0.45%.  Ratio for 2015 is annualized.

Net Charge-Offs / Loans Outstanding (2010 – 2014)

Peer 1
Peer 2
Peer 3
Peer 4
OceanFirst Bank
0.34%
0.45%
Peer 5
Peer 6
Peer Group Average
0.61%
0.90%
Peer 7
Peer 8
Peer 9
Peer 10
~
~
0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
3.0%
5 Yr Average
5 Yr Max

OCEANFIRST

Peer group contains: BMTC, DCOM, FLIC, HUVL, LBAI, ORIT, PGC, SUBK, UVSP, WSFS. (FFIC excluded due to lack of data during full time period). Source: FDIC Statistics on Depository Institutions.
OceanFirst Charge-Offs Are 44% Below Peer
Average

Prudently Provisioning for Credit Costs
$0
$1
$2
$3
$4
$5
$6
$7
$8
$9
$10
Net Charge-Offs
Net Charge-Offs Attributable to Bulk Sale of NPL's
Provision for Loan Losses
(1)
Higher 2011 charge-offs were due to a change in charge-off policy to recognize the charge-off when the loan is deemed uncollectible rather than when the foreclosure process is complete.
12/31/09
12/31/10
12/31/11
(1)
12/31/12
12/31/13
12/31/14
6/30/15

Annualized

1996
1998
2000
2002
2004
2006
2008
2010
2012
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015

Net Interest Margin Stabilized at Historical Levels 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% Quarterly Trend Historical Average Net Interest Margin (3.28%) 19

0.80%
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
Percent of Average Assets
$2.5M
$16.2M
Targeted Growth Areas
1996
6/30/2015 (Annualized)
Fees and Service Charges
Gain on Sale of Loans
BOLI
Other
BankCard Services
Investment Services
Wealth Management

OCEANFIRST

Diversified Streams of Non-Interest Income Non-Interest Income excludes gain/loss from other real estate operations, gain on sale of securities and gain on sale of loan servicing. 20

14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
Return on Equity
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.0%
Return on Assets
2009
2010
2011
2012
2013(1)
2014
6/30/2015
Annualized
Return on Equity
Return on Assets

Generating Consistent Attractive Returns (1) Excludes after-tax impact of $3.1 million in non-recurring charges related to strategic advance restructuring and branch consolidation. 21

Prudently Managing Excess Capital in Near Term
$0.0
$5.0
$10.0
$15.0
$20.0
$25.0
2011
2012
2013
2014
6/30/15
Stock Repurchases
Cash Dividends
Notes:  Stock Repurchases –
$15.19 Average Cost per Share.
Quarterly dividend rate increased by $0.01, or 8.3%, in October 2014.
(Six Months)

Growing Revenue and Building Shareholder Value
•
Target
growth
in
broader
central
New
Jersey
market
–
increasing
share
In early 2015, added new commercial lending team located in Mercer County
Commercial loans increase at double digit percentage growth rate for eight consecutive quarters
Superstorm
Sandy recovery continuing to provide market opportunity
Continuing Strategic Execution
Sold most non-performing residential/consumer mortgage loans in third quarter of 2014; $500,000 in annual cost savings
FHLB Advances restructured in fourth quarter 2013; duration extended to 3.1 years
Repositioning retail distribution and residential lending, reinvesting cost saves to support growth
•
Control operating expenses while investing in revenue producing growth opportunities
Operating expenses decreased 3.0% for the quarter ended June 30, 2015, as compared to the same prior year period
•
Opportunistic roll-up of local community banks with operating scale concerns
Strategic, in-market, acquisition of Colonial American Bank expands branch footprint in demographically attractive markets; accretive to EPS in 2016 with negligible book value dilution
Management depth and infrastructure currently in place able to support significantly larger scale

New York
Middlesex
Mercer
Monmouth
Ocean
Headquarters
Retail Offices
Colonial Retail Branches
Regional Commercial Loan Center
Wealth Management Office
Electronic Services Locations

OCEANFIRST

Colonial American Bank Acquisition
Supports
Retail
Expansion in
High Value
Communities
•
100% Stock deal, valued at $11.3 million
•
In-Market acquisition supports growth objective in
towns of Middletown and Shrewsbury, NJ
•
Favorable financial terms (adjusted for DTA realization of
$2 million)
•
Price/Tangible Book Value of 96%
•
Price/Core Deposit Premium of (0.6%)
•
Price/2016 Est. EPS w/Cost Savings of 8X
•
OCFC book value dilution < 2% ($0.01 per share)
•
Modest execution risk with conservative assumptions
•
Cost saves of 35%, fully realized in 2016
•
Tangible
book
value
earnback
under
24
months
•
Strong pro-forma capital position of 9.2% TCE,
9.5% Leverage
•
Effective execution
•
Announcement
–
February
25
•
OCC
Approval
-
June
17
•
Shareholder
Approval
-
July
9
•
Closing
–
July
31
Note:
All
metrics
as
of
announcement
date
–
February
25,
2015

Why OCFC…?
•
Fundamental franchise value
•
Superior deposit profile
•
Conservative credit culture
•
Consistent commercial loan and deposit growth
•
Solid financial performance
•
Strong balance sheet and capital base
•
Seasoned and effective management team
•
Substantial insider ownership –
aligned with shareholders’ interests
•
Fully capable of executing on 5-year growth plan

Attractive Valuation Metrics
Valuation
Price / Tang. Book Value
140%
162%
Price / LQA EPS
14.3x
16.0 x
Price / Estimated EPS
14.2x
14.9x
Core Deposit Premium
5.0%
9.1%
Cash Dividend Yield
2.8%
2.8%
OCFC
Peers
(1)
1)
Peers include:  BMTC, DCOM, FFIC, FLIC, LBAI, ORIT, PGC, SUBK, UVSP and WSFS
Note: Financial data as of the most recent period available; market data as of July 22, 2015.
Source:  Sandler O’Neill

Appendix 27

Market Demographics
Ocean
Monmouth
Middlesex
Mercer
National
Number of Offices
19
4
1
%
of
OceanFirst
Deposits
86.2
10.9
2.9
Market Rank
4
17
35
Market Share (%)
10.2
0.9
0.2
Population
583,000
628,000
831,000
369,000
Projected 2014-2019
Population Growth (%)
1.4
—
3.0
1.2
3.5
Median Household Income ($)
58,000
81,000
75,000
74,000
52,000
Projected 2014-2019 Median
Household Income Growth (%)
2.6
3.1
3.5
5.6
4.6
Deposit
and demographic data as of June 30, 2014.
Source:  SNL Financial
APPENDIX 1

Commercial Portfolio Metrics
APPENDIX 2
Commercial Real Estate (CRE)
Total
portfolio
$698.3 million
%
of Total Loan Portfolio
38.7%
Average size of CRE loans
$896,000
Largest CRE loan
$20.1 million
Current
Pipeline
$41.5 million
Weighted Average Yield
4.35%
Weighted Average Repricing
Term
5.9 years
Commercial Loans
Total
portfolio
$111.2 million
%
of Total Loan Portfolio
6.2%
Average size of commercial loans
$363,000
Largest commercial loan (total exposure)
$10.0 million
Current
Pipeline
$17.1 million
Weighted Average Yield
3.82%
Weighted Average Repricing
Term
2.4 years

Commercial Portfolio Segmentation
APPENDIX 2
(Cont’d)
Total Commercial Loan Exposure
by Industry Classification
Real Estate
Investment, 41.4%
Arts/Entertainment/
Recreation, 6.6%
Other Services, 2.7%
Retail Trade, 4.2%
Public
Administration, 5.6%
Miscellaneous, 5.5%
Manufacturing, 3.7%
Educational Services,
4.7%
Accommodations/
Food Services, 6.3%
Healthcare, 7.6%
Wholesale Trade,
4.5%
Construction, 7.2%
Real Estate Investment by
Property Classification
Office, 33.4%
Commercial
Development, 6.1%
Shopping Center, 8.3%
Retail Store, 7.4%
Multi-Family, 5.7%
Miscellaneous, 8.2%
Single Purpose,
9.0%
Industrial/
Warehouse, 14.9%
Residential
Development, 7.0%
Diversified portfolio provides
protection against industry-
specific credit events.
As of June 30, 2015.

Residential Portfolio Metrics
APPENDIX 3
Residential Real Estate
Total Portfolio
$785.8 million
% of Total Loan Portfolio
43.9%
Average size of mortgage loans
$195,000
% of loans for second homes
11.0%
Portfolio weighted average loan-to-value ratio (using original or most recent appraisal)
-
Loans originated during 2015
56%
60%
Portfolio average FICO score
-
Loans originated during 2015
752
757
% of loans outside the New York/New Jersey market
3.3%
%
of
loans
outside
Ocean/Monmouth
Counties
26.3%
% of loans exceeding agency conforming amounts
45.9%
As of June 30, 2015, unless otherwise noted.
31
Note:  Within  the total loan portfolio, only 32 loans  are  in Atlantic County, NJ, totaling $13.6 million, or 0.8%.